Merger with Kintara Therapeutics - Schedule of Net Liabilities Assumed in Merger (Detail) - TUHURA BIOSCIENCES, INC. AND SUBSIDIARY [Member]	Oct. 18, 2024 USD ($)
Business Acquisition [Line Items]
Cash and cash equivalents	$ 70,097
Prepaid and other assets	370,030
Accounts payable and accrued expenses	(1,787,039)
Total net liabilities assumed	(1,346,912)
Plus: merger transaction costs	(4,129,663)
Total net liabilities assumed plus merger transaction costs	$ (5,476,575)